UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 6, 2022

PURTHANOL RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-33271	98-0229951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2711 Centreville Rd Suite 400 Wilmington, Delaware 19808

(Address of Principal Executive Offices) (Zip Code)

866-351-4141

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 3, 2022, Purthanol Resources Ltd. appointed MICHAEL GILLESPIE & ASSOCIATES, PLLC as the Company's new independent registered public accounting firm.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1  None

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Purthanol Resources Ltd.

By:/s/ Leonard Stella

Name Leonard Stella

President, Secretary Treasurer, Principal Executive Officer, Principal Financial Officer